                                                                  Exhibit 4.4(a)


                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made as of the 30th day of September, 1991 between DEPRENYL USA, INC., a corporation incorporated under the laws of the State of New Jersey (hereinafter referred to as the "Company") and D. GEOFFREY SHULMAN, MD, FRCPC, an individual residing at 256 Russell Hill Road, Toronto, Ontario M4V 2T2, CANADA (hereinafter referred to as the "Participant").

         WITNESSETH:

         WHEREAS, the Board of Directors of the Company has determined that in consideration for services rendered on the Company's behalf and in order to provide an inducement to the Participant to acquire a proprietary interest in the Company, it is in the Company's best interest to grant an option to him to purchase shares of the Company's common stock ("Shares") on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions expressed herein, it is agreed by and between the parties as follows:

1.1      DEFINITIONS

         In this Agreement:

         "Board of Directors" means the board of directors of the Company;

         "Exercise Price" means CDN. $6.79;

         "Expiration Date" means 5:00 p.m. (Eastern Standard Time) on the later of the dates provided in Section 2.2;

         "Optioned Shares" means that number of Shares which are subject to the option granted by the Company to the Participant pursuant to this Agreement; and

         "Shares" means shares of common stock, without par value, of the Company.

2.1      GRANT OF OPTION

         The Company hereby grants to the Participant an option to purchase, in accordance with the vesting rights outlined in Sections 2.6 and 2.7 hereof, up to 50,000 Shares for an amount per Share equal to the Exercise Price, upon the terms and subject to the conditions herein contained.

2.2 Subject to Sections 2.6, 2.7 and 3.1 hereof, the Participant shall have the right, at any time prior to 5:00 p.m. (Eastern Standard Time) on the fifth anniversary date hereof, being

         September 30, 1996 (provided that if such day is not a day on which the Company is open for business then on the first following day on which the Company is open for business) to exercise this option for any number of the Optioned Shares up to the maximum number of Shares specified in Section 2.1 above.

2.3 The option may be exercised by the Participant or by his executors or personal representatives in the circumstances described in Section 4.1 by providing to the Company notice in writing in the form of Schedule A hereto setting out the number of Optioned Shares with respect to which the option is being exercised. The notice must be accompanied by a certified check, official bank cashier's check or money order in an amount equal to the Exercise Price multiplied by the number of Shares requested and a duly executed copy of this Agreement.

2.4 The Company shall cause its registrar and transfer agent to deliver to the Participant as soon as practicable after receipt of such notice and payment a certificate or certificates registered in the name of the Participant or as the Participant may direct for the number of Shares with respect to which the option is duly exercised.

2.5 Nothing contained in this Agreement or action taken pursuant hereto shall obligate the Participant to purchase and/or pay for, or the Company to issue, any Shares except those Optioned Shares with respect to which the Participant shall have duly exercised the option to purchase in accordance with this Agreement.

2.6 Subject to Section 2.7 hereof, the option granted hereunder shall vest in the following manner:

         (a) one-quarter of the option on the first anniversary of the day immediately preceding the date hereof, being September 29, 1992;

         (b) one-quarter of the option on the second anniversary of the day immediately preceding the date hereof, being September 29, 1993;

         (c) one-quarter of the option on the third anniversary of the day immediately preceding the date hereof, being September 29, 1994; and

         (d) one-quarter of the option on the fourth anniversary of the day immediately preceding the date hereof, being September 29, 1995;

         and, except as provided by Section 6.1, the Participant shall only be entitled to exercise this option in the amounts set out above and from and after the dates so specified.

2.7 Notwithstanding anything contained in Section 2.6 hereof, the option shall continue to vest only so long as the Participant continues to serve the Company as a director or officer. Should the Participant cease to serve in such capacity ("Termination"), no further vesting of the option shall occur and the provisions of Section 3.1 shall apply with respect to the exercise of the option to the extent that it has vested and has not yet been exercised.

3.1      EXPIRATION ON TERMINATION

         Subject to Section 4.1 hereof, upon Termination, such part of the option as is then vested but unexercised may be exercised by the Participant for a period of ninety (90) days after Termination or such later date as the Board of Directors may approve after which time this option shall expire; provided, however, that in no event may this option be exercised after the Expiration Date.

4.1      DEATH OR PERMANENT DISABILITY

         In the event that on or prior to the Expiration Date, the Participant dies or becomes totally and permanently disabled while providing serving the Company as a director or officer, this option, to the extent then vested but unexercised, may be exercised by the Participant for a period up to six (6) months after the death or disability of the Participant; provided, however, that in no event may this option be exercised after the Expiration Date. Disability shall be defined as in
         Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. For the purposes of this provision only, reference to the Participant in this Agreement shall be construed as including the executors or personal representatives of a deceased Participant. In the event that this option is not exercised within the period of six (6) months set out above, this option shall expire.

5.1      SUBDIVISION, CONSOLIDATION OR REORGANIZATION

         (a) In the event of any subdivision, redivision or change of the Shares of the Company into a greater number of Shares at any time after the date of this Agreement and prior to the Expiration Date of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such additional number of Shares as the Participant would have been entitled to receive as a result of such subdivision, redivision or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

         (b) In the event of any consolidation or change of the Shares of the Company into a lesser number of Shares at any time after the date of this Agreement and prior to the expiration of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such reduced number of Shares, as the Participant would have been entitled to receive upon such consolidation or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

         (c) If at any time after the date of this Agreement and prior to the expiration of this option, the Shares shall be reclassified or reorganized, otherwise than as specified in Sections 5.1(a) and (b), the Participant shall be entitled to receive upon the exercise of this option and shall accept in lieu of the number of Shares then subscribed for, but for the same aggregate consideration payable therefor, the same aggregate number of shares of the appropriate class of shares that the Participant would have been entitled to receive as a result of such reclassification or other reorganization of Shares if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

6.1      TAKE-OVER BID

         If an offeror makes an offer to purchase 50% or more of the outstanding Shares to substantially all holders of the Shares or, if an insider of the Company makes an offer to purchase Shares to substantially all holders of the Shares, and the Board of Directors recommends acceptance of such offer to the shareholders of the Company and the offer price is greater than the Exercise Price, then this option, whether or not it has vested in whole or in part, shall become immediately exercisable. The Participant shall be bound to exercise this option and to tender the Optioned Shares issued upon exercise of this option into the offer upon receipt of notice from the Company if the Company provides an interest-free loan to the Participant in the amount of the Exercise Price for all of the Optioned Shares issuable upon exercise of this option, subject to the execution of a security agreement by the Participant in favor of the Company securing repayment of the loan.

7.1      NO ASSIGNMENT

         The Participant may not assign, transfer, pledge or hypothecate any of his rights hereunder in any way (whether by operation of law or otherwise) except by will or by the laws of succession on intestacy which may apply to the estate of the Participant upon his death. The option granted herein shall not be subject to execution, attachment or similar process. Upon any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the option granted herein, such option shall immediately become void.

8.1      GENERAL

         (a)    Time shall be of the essence of this Agreement.

         (b) In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

         (c) All notices which may be or are required to be given by one party to the other party pursuant to this Agreement shall be in writing and shall be mailed by first class or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery as follows:

         If to the Company:        Deprenyl USA, Inc.
                                   378 Roncesvalles Ave.
                                   Toronto, ON M6R 2M7
                                   CANADA

                                   Attention:  Dr. D. Geoffrey Shulman
                  with a copy to:  Nanette W. Mantell, Esq., Corporate Secretary
                                   Lane and Mantell
                                   991 Route 22 West
                                   PO Box 8539
                                   Somerville, NJ 08876
                                   U.S.A.

         If to the Participant:    at the address of the Participant from time
                                   to time in the records of the Company,

         or such other address as to which either party may from time to time notify the other as aforesaid.

9.1      RESTRICTIONS ON TRANSFER

         The Participant understands and acknowledges that the option and Shares underlying the option have not been registered and that they are subject to certain restrictions on transfer under the Securities Act of 1933 of the United States, as amended, (the "1933 Act"); such restrictions provide that the Shares may not be sold without registration or exemption from registration under the 1933 Act; and, for purposes of the Securities Act (Ontario) (the "Ontario Act"), the first trade of the Shares issued pursuant to the exercise of the option, other than a trade exempted by the Ontario Act, will be a distribution unless the Company has been a reporting issuer for at least twelve (12) months and the Company is not in default of any requirement of the Ontario Act, disclosure has been made to the Ontario Securities Commission of the exempt trade, no unusual effort is made to prepare the market or create a demand for the Shares, and no extraordinary commission or consideration is paid with respect to the trade, provided that such first trade is not from the holdings of a so-called "control block".

10.1     REPORTING REQUIREMENTS

         The Participant understands and acknowledges that he will be subject to certain reporting requirements upon his receipt and exercise of the option, and in connection therewith, upon the receipt and exercise of the option, the Participant agrees to timely file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and any appropriate Canadian securities regulatory authorities, the appropriate documentation regarding his ownership of the Company's securities.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

Attest:                                  DEPRENYL USA, INC.
                                         a New Jersey corporation


 s/Edward L. Foster                      By:  s/ D. Geoffrey Shulman
------------------------------              ------------------------------------
Edward L. Foster, Treasurer                   Dr. D. Geoffrey Shulman, President


                                         PARTICIPANT


                                         s/D. Geoffrey Shulman
                                         ---------------------------------------
                                         Dr. D. Geoffrey Shulman

                                   SCHEDULE A

                                SUBSCRIPTION FORM


To:      The Secretary of Deprenyl USA, Inc.

         Pursuant to the terms and subject to the conditions set forth in the
Stock Option Agreement (the "Agreement") dated      , between Deprenyl USA, Inc.
and the undersigned, I hereby elect to purchase      shares of Common Stock of
Deprenyl USA, Inc. I understand that such purchase is subject to all the terms and conditions of the Agreement. I request that the certificates for such shares of Common Stock shall be issued in the name of:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)

         In full payment of the purchase price with respect to the Optioned Shares exercised, the undersigned hereby tenders payment of $___________ by certified check or official bank cashier's check or money order payable in Canadian currency to the order of Deprenyl USA, Inc.

Dated:                            X
                                   ---------------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           Name (Please Print)

                                           -------------------------------------
                                           (Address)

                                           -------------------------------------
                                           Taxpayer Identification Number

                                                                  Exhibit 4.4(b)

                             STOCK OPTION AGREEMENT


       THIS AGREEMENT is made as of the 16th day of March, 1993 between DEPRENYL USA, INC., a corporation incorporated under the laws of the State of New Jersey (hereinafter referred to as the "Company") and D. GEOFFREY SHULMAN, an individual residing in the Province of Ontario, CANADA (hereinafter referred to as the "Participant").

       WITNESSETH:

       WHEREAS, the Board of Directors of the Company has determined that in consideration for services rendered on the Company's behalf and in order to provide an inducement to the Participant to acquire a proprietary interest in the Company, it is in the Company's best interest to grant him an option to purchase Shares on the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and conditions expressed herein, it is agreed by and between the parties as follows:


1.1    DEFINITIONS

       In this Agreement:

       "Board of Directors" means the board of directors of the Company;

       "Exercise Price" means CDN. $10.875;

       "Expiration Date" means 5:00 p.m. (Eastern Standard Time) on the later of the dates provided in Section 2.2;

       "Management Agreement" means an agreement dated October 1, 1991 between the Company and Deprenyl Research Limited pursuant to which Deprenyl Research Limited will provide to the Company administrative, financial, scientific and marketing support, and other management services which may be required by the Company;

       "Optioned Shares" means that number of Shares which are subject to the option granted by the Company to the Participant pursuant to this Agreement;

       "Research Institution" means the research institution with which the Participant was affiliated as of the date hereof;

       "Services" means consulting or other services provided by the Participant to the Company with respect to 5-aminolevulinic acid photodynamic therapy or improvements thereon or in connection with the Management Agreement; and

       "Shares" means shares of Common Stock in the share capital of the Company.

2.1    GRANT OF OPTION

       The Company hereby grants to the Participant an option to purchase, in accordance with the vesting rights outlined in Sections 2.6 and 2.7 hereof, up to 25,000 Shares for an amount per Share equal to the Exercise Price, upon the terms and subject to the conditions herein contained.

2.2 Subject to Sections 2.6, 2.7 and 3.1 hereof, the Participant shall have the right, at any time prior to 5:00 p.m. (Eastern Standard Time) on the fifth anniversary date hereof, being March 16, 1998, provided that if such day is not a day on which the Company is open for business then on the first following day on which the Company is open for business, to exercise this option for any number of the Optioned Shares up to the maximum number of Shares specified in Section 2.1 above.

2.3 The option may be exercised by the Participant or by his executors or personal representatives in the circumstances described in Section 4.1 by giving to the Company at its registered office notice in writing in the form of Schedule A hereto setting out the number of Optioned Shares with respect to which the option is being exercised. The notice must be accompanied by a certified check, official bank cashier's check or money order in an amount equal to the Exercise Price multiplied by the number of Shares requested and a duly executed copy of this Agreement.

2.4 The Company shall cause its registrar and transfer agent to deliver to the Participant as soon as practicable after receipt of such notice and payment a certificate or certificates registered in the name of the Participant or as the Participant may direct for the number of Shares with respect to which the option is duly exercised.

2.5 Nothing contained in this Agreement or done pursuant hereto shall obligate the Participant to purchase and/or pay for, or the Company to issue, any Shares except those Optioned Shares with respect to which the Participant shall have duly exercised the option to purchase in accordance with this Agreement.

2.6 Subject to Sections 2.1 and 2.7 hereof, the option granted hereunder shall vest in the Participant in the following manner:

       (a) one-quarter of the option on the first anniversary of the day immediately preceding the date hereof, being March 15, 1994;

       (b) one-quarter of the option on the second anniversary of the day immediately preceding the date hereof, being March 15, 1995;

       (c) one-quarter of the option on the third anniversary of the day immediately preceding the date hereof, being March 15, 1996; and

       (d) one-quarter of the option on the fourth anniversary of the day immediately preceding the date hereof, being March 15, 1997;

       and, except as provided by Section 6.1, the Participant shall only be entitled to exercise this option in the amounts set out above and from and after the dates so specified.

2.7 Notwithstanding anything contained in Sections 2.1 and 2.6 hereof, options shall continue to vest in the Participant only so long as the Participant shall continue to be (a) employed or engaged by the Company as an employee, director or officer, (b) providing Services to the Company in connection with the Management Agreement, or (c) affiliated with the Research Institution and providing Services when requested by the Company. Immediately upon the Participant's ceasing to be so employed, engaged, or affiliated, or upon termination of the provision of Services (collectively, "Termination"), no further options shall vest or become exercisable, except at the discretion of the board, and the provisions of Section 3.1 shall apply with respect to the exercise of those options which have already vested in the Participant and have not yet been exercised. The Board of Directors shall be entitled to determine if and when Termination has occurred with respect to a Participant.

3.1    EXPIRATION ON TERMINATION

       Subject to Section 4.1 hereof, upon Termination, such part of the option as is then exercisable or vested but unexercised may be exercised by the Participant for a period of ninety (90) days after Termination or such later date as the Board of Directors may approve after which time this option shall expire; provided, however, that in no event may this option be exercised after the Expiration Date.

4.1    DEATH OR PERMANENT DISABILITY OF EMPLOYEE

       In the event that on or prior to the Expiration Date, the Participant dies or becomes totally and permanently disabled while (a) employed or engaged by the Company as an employee, director or officer, (b) employed by Deprenyl Research Limited and providing Services to the Company in connection with the Management Agreement or (c) affiliated with the Research Institution and providing Services when requested by the Company, this option, to the extent then exercisable but unexercised, may be exercised by the Participant for a period of six (6) months after the death or disability of the Participant, notwithstanding the Expiration Date. The Board of Directors shall be entitled to determine if and when a Participant has become permanently disabled. For the purposes of this provision only, reference to the Participant in this Agreement shall be construed as including the executors or personal representatives of a deceased Participant. In the event that this option is not exercised within the period of six (6) months set out above, this option shall expire.

5.1    SUBDIVISION, CONSOLIDATION OR REORGANIZATION

       (a) In the event of any subdivision, redivision or change of the Shares of the Company into a greater number of Shares at any time after the date of this Agreement and prior to the Expiration Date of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such additional number of Shares as the Participant would have been entitled to receive as a result of such subdivision, redivision or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

       (b) In the event of any consolidation or change of the Shares of the Company into a lesser number of Shares at any time after the date of this Agreement and prior to the expiration of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such reduced number of Shares, as the Participant would have been entitled to receive upon such consolidation or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

       (c) If at any time after the date of this Agreement and prior to the expiration of this option, the Shares shall be reclassified or reorganized, otherwise than as specified in Sections 5.1(a) and (b), the Participant shall be entitled to receive upon the exercise of this option and shall accept in lieu of the number of Shares then subscribed for, but for the same aggregate consideration payable therefor, the same aggregate number of shares of the appropriate class of shares that the Participant would have been entitled to receive as a result of such reclassification or other reorganization of Shares if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

6.1    TAKE-OVER BID

       If an offeror makes an offer to purchase 50% or more of the outstanding Shares to substantially all holders of the Shares or, if an insider of the Company makes an offer to purchase Shares to substantially all holders of the Shares, and the Board of Directors recommends acceptance of such offer to the shareholders of the Company and the offer price is greater than the Exercise Price, then this option, whether or not it has vested in whole or in part in the Participant, shall become immediately exercisable. The Participant shall be bound to exercise this option and to tender the Optioned Shares issued upon exercise of this option into the offer upon receipt of notice from the Company if the Company provides an interest-free loan to the Participant in the amount of the Exercise Price for all of the Optioned Shares issuable upon exercise of this option, subject to the execution of a security agreement by the Participant in favor of the Company securing repayment of the loan.

7.1    NO ASSIGNMENT

       The Participant may not assign, transfer, pledge or hypothecate any of his rights hereunder in any way (whether by operation of law or otherwise) except by will or by the laws of succession on intestacy which may apply to the estate of the Participant upon his death. The option granted herein shall not be subject to execution, attachment or similar process. Upon any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the option granted herein, such option shall immediately become void.

8.1    GENERAL

       (a)    Time shall be of the essence of this Agreement.

       (b) In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

       (c) All notices which may be or are required to be given by one party to the other party pursuant to this Agreement shall be in writing and shall be mailed by first class or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery as follows:

       If to the Company:                 Deprenyl USA, Inc.
                                          378 Roncesvalles Ave.
                                          Toronto, ON M6R 2M7
                                          CANADA

                                          Attention:  Mr. Edward L. Foster

       If to the Participant:             Dr. D. Geoffrey Shulman

                                          at the address of the Participant from time to time in
                                          the records of the Company,

       or such other address as to which either party may from time to time notify the other as aforesaid.

9.1    RESTRICTIONS ON TRANSFER

       The Participant understands and acknowledges that he is subject to certain restrictions on transfer under the Securities Act of 1933 of the United States, as amended, (the "1933 Act") of the Shares issued pursuant to the exercise of the option; such restrictions provide that the Shares may not be sold without registration or exemption from registration under the 1933 Act; and, for purposes of the Securities Act (Ontario) (the "Ontario Act"), the first trade of such Shares, other than a trade exempted by the Ontario Act, will be a distribution unless the Company has been a reporting issuer for at least twelve (12) months and the Company is not in default of any requirement of the Ontario Act, disclosure has been made to the Ontario Securities Commission of the exempt trade, no unusual effort is made to prepare the market or create a demand for the Shares, and no extraordinary commission or consideration is paid with respect to the trade, provided that such first trade is not from the holdings of a so-called "control block".

10.1   REPORTING REQUIREMENTS

       The Participant understands and acknowledges that he may be subject to certain reporting requirements upon his exercise of the option, and in connection therewith, upon the receipt and exercise of the option, the Participant agrees to timely file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and any appropriate Canadian securities regulatory authorities, the appropriate documentation regarding his ownership of the Company's securities.


       IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

Attest:                                      DEPRENYL USA, INC.
                                             a New Jersey corporation



s/Nanette W. Mantell                         By: s/Edward L. Foster
--------------------------------                 ------------------------------
Nanette W. Mantell, Secretary                    Edward L. Foster, Treasurer




                                             PARTICIPANT


                                             s/D. Geoffrey Shulman
                                             ----------------------------------
                                             D. GEOFFREY SHULMAN, Chairman,
                                             President and CEO

                                   SCHEDULE A

                                SUBSCRIPTION FORM


To:    The Secretary of Deprenyl USA, Inc.


       Pursuant to the terms and subject to the conditions set forth in the
Stock Option Agreement (the "Agreement") dated       , between Deprenyl USA,
Inc. and the undersigned, and Stock Options granted to the undersigned by such
Agreement, I hereby elect to purchase        shares of Common Stock of Deprenyl
USA, Inc. which were the subject of such Stock Options. I understand that such purchase is subject to all the terms and conditions of the Agreement. I request that the certificates for such shares of Common Stock shall be issued in the name of:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)


       In full payment of the purchase price with respect to the Stock Options exercised, the undersigned hereby tenders payment of $___________ by certified check or official bank cashier's check or money order payable in Canadian or United States currency to the order of Deprenyl USA, Inc.



Dated:                        X
                               -------------------------------------
                                   (Signature)


                                   -------------------------------------
                                   Name (Please Print)


                                   -------------------------------------
                                   (Address)


                                   -------------------------------------
                                   Taxpayer Identification Number

                                                                  Exhibit 4.4(c)

                             STOCK OPTION AGREEMENT


       THIS AGREEMENT is made as of the 17th day of February, 1994 between DUSA PHARMACEUTICALS, INC., a corporation incorporated under the laws of the State of New Jersey (hereinafter referred to as the "Company") and D. GEOFFREY SHULMAN, MD, FRCPC, an individual residing in the Province of Ontario, CANADA (hereinafter referred to as the "Participant").

                                   WITNESSETH:

       WHEREAS, the Board of Directors of the Company has determined that in consideration for services rendered on the Company's behalf and in order to provide an inducement to the Participant to acquire a proprietary interest in the Company, it is in the Company's best interest to grant him an option to purchase Shares on the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and conditions expressed herein, it is agreed by and between the parties as follows:


1.1    DEFINITIONS

       In this Agreement:

       "Board of Directors" means the board of directors of the Company;

       "Exercise Price" means CDN.$6.50;

       "Expiration Date" means 5:00 p.m. (Eastern Standard Time) on the later of the dates provided in Section 2.2;

       "Optioned Shares" means that number of Shares which are subject to the option granted by the Company to the Participant pursuant to this Agreement; and

       "Shares" means shares of Common Stock in the share capital of the Company.

2.1    GRANT OF OPTION

       The Company hereby grants to the Participant an option to purchase, in accordance with the vesting rights outlined in Sections 2.6 and 2.7 hereof, up to 10,000 Shares for an amount per Share equal to the Exercise Price, upon the terms and subject to the conditions herein contained.

2.2 Subject to Sections 2.6, 2.7 and 3.1 hereof, the Participant shall have the right, at any time prior to 5:00 p.m. (Eastern Standard Time) on the fifth anniversary date hereof, being February 17, 1999, provided that if such day is not a day on which the Company is open for business then on the first following day on which the Company is open for business, to exercise this option for any number of the Optioned Shares up to the maximum number of Shares specified in Section 2.1 above.

2.3 The option may be exercised by the Participant or by his executors or personal representatives in the circumstances described in Section 4.1 by giving to the Company at its registered office notice in writing in the form of Schedule A hereto setting out the number of Optioned Shares with respect to which the option is being exercised. The notice must be accompanied by a certified check, official bank cashier's check or money order in an amount equal to the Exercise Price multiplied by the number of Shares requested and a duly executed copy of this Agreement.

2.4 The Company shall cause its registrar and transfer agent to deliver to the Participant as soon as practicable after receipt of such notice and payment a certificate or certificates registered in the name of the Participant or as the Participant may direct for the number of Shares with respect to which the option is duly exercised.

2.5 Nothing contained in this Agreement or done pursuant hereto shall obligate the Participant to purchase and/or pay for, or the Company to issue, any Shares except those Optioned Shares with respect to which the Participant shall have duly exercised the option to purchase in accordance with this Agreement.

2.6 Subject to Sections 2.1 and 2.7 hereof, the option granted hereunder shall vest in the Participant in the following manner:

       (a) one-quarter of the option on the first anniversary of the day immediately preceding the date hereof, being February 16, 1995;

       (b) one-quarter of the option on the second anniversary of the day immediately preceding the date hereof, being February 16, 1996;

       (c) one-quarter of the option on the third anniversary of the day immediately preceding the date hereof, being February 16, 1997; and

       (d) one-quarter of the option on the fourth anniversary of the day immediately preceding the date hereof, being February 16, 1998;

       and, except as provided by Section 6.1, the Participant shall only be entitled to exercise this option in the amounts set out above and from and after the dates so specified.

2.7 Notwithstanding anything contained in Sections 2.1 and 2.6 hereof, options shall continue to vest in the Participant only so long as the Participant shall continue to serve the Company as a director and/or officer. Should the Participant cease to serve in such capacity (the "Termination"), no further options shall vest or become exercisable, except at the discretion of the Board of Directors, and the provisions of
       Section 3.1 shall apply with respect to the exercise of those options which have already vested in the Participant and have not yet been exercised. The Board of Directors shall be entitled to determine if and when Termination has occurred with respect to the Participant.

3.1    EXPIRATION ON TERMINATION

       Subject to Section 4.1 hereof, upon Termination, such part of the option as is then exercisable but unexercised may be exercised by the Participant for a period of ninety (90) days after Termination or such later date as the Board of Directors may approve after which time this option shall expire; provided, however, that in no event may this option be exercised after the Expiration Date.

4.1    DEATH OR PERMANENT DISABILITY OF EMPLOYEE

       In the event that on or prior to the Expiration Date, the Participant dies or becomes totally and permanently disabled while serving the Company as a director or officer, this option, to the extent then exercisable but unexercised, may be exercised by the Participant for a period of six (6) months after the death or disability of the Participant, [notwithstanding the Expiration Date]. The Board of Directors shall be entitled to determine if and when a Participant has become permanently disabled. For the purposes of this provision only, reference to the Participant in this Agreement shall be construed as including the executors or personal representatives of a deceased Participant. In the event that this option is not exercised within the period of six (6) months set out above, this option shall expire.

5.1    SUBDIVISION, CONSOLIDATION OR REORGANIZATION

       (a) In the event of any subdivision, redivision or change of the Shares of the Company into a greater number of Shares at any time after the date of this Agreement and prior to the Expiration Date of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such additional number of Shares as the Participant would have been entitled to receive as a result of such subdivision, redivision or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

       (b) In the event of any consolidation or change of the Shares of the Company into a lesser number of Shares at any time after the date of this Agreement and prior to the expiration of this option, the Company shall deliver at the time of exercise of this option, but for the same aggregate consideration payable therefor, such reduced number of Shares, as the Participant would have been entitled to receive upon such consolidation or change if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.

       (c) If at any time after the date of this Agreement and prior to the expiration of this option, the Shares shall be reclassified or reorganized, otherwise than as specified in Sections 5.1(a) and (b), the Participant shall be entitled to receive upon the exercise of this option and shall accept in lieu of the number of Shares then subscribed for, but for the same aggregate consideration payable therefor, the same aggregate number of shares of the appropriate class of shares that the Participant would have been entitled to receive as a result of such reclassification or other reorganization of Shares if on the record date thereof the Participant had been the registered holder of the number of such Shares with respect to which the option is later exercised.


6.1    TAKE-OVER BID

       If an offeror makes an offer to purchase 50% or more of the outstanding Shares to substantially all holders of the Shares or, if an insider of the Company makes an offer to purchase Shares to substantially all holders of the Shares, and the Board of Directors recommends acceptance of such offer to the shareholders of the Company and the offer price is greater than the Exercise Price, then this option, whether or not it has vested in whole or in part in the Participant, shall become immediately exercisable. The Participant shall be bound to exercise this option and to tender the Optioned Shares issued upon exercise of this option into the offer upon receipt of notice from the Company if the Company provides an interest-free loan to the Participant in the amount of the Exercise Price for all of the Optioned Shares issuable upon exercise of this option, subject to the execution of a security agreement by the Participant in favor of the Company securing repayment of the loan.

7.1    NO ASSIGNMENT

       The Participant may not assign, transfer, pledge or hypothecate any of his rights hereunder in any way (whether by operation of law or otherwise) except by will or by the laws of succession on intestacy which may apply to the estate of the Participant upon his death. The option granted herein shall not be subject to execution, attachment or similar process. Upon any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the option granted herein, such option shall immediately become void.

8.1    GENERAL

       (a)    Time shall be of the essence of this Agreement.

       (b) In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

       (c) All notices which may be or are required to be given by one party to the other party pursuant to this Agreement shall be in writing and shall be mailed by first class or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery as follows:

       If to the Company:                    DUSA Pharmaceuticals, Inc.
                                             337 Roncesvalles Avenue
                                             Toronto, ON M6R 2M8
                                             CANADA

                                             Attention:  Edward L. Foster, CA

       If to the Participant:                Dr. D. Geoffrey Shulman

                                             at the address of the Participant
                                             from time to time in the records of
                                             the Company,

       or such other address as to which either party may from time to time notify the other as aforesaid.

9.1    RESTRICTIONS ON TRANSFER

       The Participant understands and acknowledges that he is subject to certain restrictions on transfer under the Securities Act of 1933 of the United States, as amended, (the "1933 Act") of the Shares issued pursuant to the exercise of the option; such restrictions provide that the Shares may not be sold without registration or exemption from registration under the 1933 Act; and, for purposes of the Securities Act (Ontario) (the "Ontario Act"), the first trade of such Shares, other than a trade exempted by the Ontario Act, will be a distribution unless the Company has been a reporting issuer for at least twelve (12) months and the Company is not in default of any requirement of the Ontario Act, disclosure has been made to the Ontario Securities Commission of the exempt trade, no unusual effort is made to prepare the market or create a demand for the Shares, and no extraordinary commission or consideration is paid with respect to the trade, provided that such first trade is not from the holdings of a so-called "control block".

10.1   REPORTING REQUIREMENTS

       The Participant understands and acknowledges that he may be subject to certain reporting requirements upon his receipt and exercise of the option, and in connection therewith, upon the receipt and exercise of the option, the Participant agrees to timely file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and any appropriate Canadian securities regulatory authorities, the appropriate documentation regarding his ownership of the Company's securities.

       IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

Attest:                                      DUSA PHARMACEUTICALS, INC.,
                                             a New Jersey corporation



s/Nanette W. Mantell                         By: s/Edward L. Foster
-------------------------------                  --------------------------------------
Nanette W. Mantell, Secretary                                         Edward L. Foster,
                                                  Chief Financial Officer and Treasurer




                                             PARTICIPANT


                                             s/ D. Geoffrey Shulman
                                             ------------------------------------------
                                             D. GEOFFREY SHULMAN, MD, FRCPC

                                   SCHEDULE A

                                SUBSCRIPTION FORM


To:    The Secretary of DUSA Pharmaceuticals, Inc.


       Pursuant to the terms and subject to the conditions set forth in the
Stock Option Agreement (the "Agreement") dated         , between DUSA
Pharmaceuticals, Inc. and the undersigned, and Stock Options granted to the
undersigned by such Agreement, I hereby elect to purchase        shares of
Common Stock of DUSA Pharmaceuticals, Inc. which were the subject of such Stock Options. I understand that such purchase is subject to all the terms and conditions of the Agreement. I request that the certificates for such shares of Common Stock shall be issued in the name of:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     (please print or type name and address)


       In full payment of the purchase price with respect to the Stock Options exercised, the undersigned hereby tenders payment of $___________ by certified check or official bank cashier's check or money order payable in Canadian or United States currency to the order of DUSA Pharmaceuticals, Inc.



Dated:                        X
                               ----------------------------------------
                                    (Signature)


                                    -------------------------------------------
                                    Name (Please Print)


                                    -------------------------------------------
                                    (Address)


                                    -------------------------------------------
                                    Taxpayer Identification Number